Exhibit 10.1
SECOND AMENDMENT TO
THE SIXTH AMENDED AND RESTATED
SYSCO CORPORATION
SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
     THIS SECOND AMENDMENT TO THE SIXTH AMENDED AND RESTATED SYSCO CORPORATION SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN (this “Amendment”).
     WHEREAS, Sysco Corporation (the “Company”) has adopted that certain Sixth Amended and Restated Sysco Corporation Supplemental Executive Retirement Plan (the “Plan”) pursuant to a plan document effective generally as of January 1, 2005; and
     WHEREAS, the Board of Directors of the Company has determined to amend the Plan to change its definition of “Eligible Earnings” to include any amount payable to participants under the Sysco Corporation 2006 Supplemental Performance Based Bonus Plan.
     NOW, THEREFORE, the Plan is hereby amended as follows, effective as of July 2, 2006:
(Capitalized terms used but not otherwise defined herein shall have the meaning given them in the Plan.)
     1. Article I of the Plan is hereby amended by deleting the existing paragraph (b) in the definition of “Eligible Earnings” and replacing it with the following:
     (b) (i) the salary, plus (ii) any amount under the Management Incentive Plan, that is paid to a Participant by the Company with respect to a given Plan Year ending after July 2, 2005 (including any amount deferred under the Sysco Corporation Executive Deferred Compensation Plan, but excluding any amounts related to “Additional Shares” or “Additional Cash Bonus” (as such terms are defined in the Management Incentive Plan)); and (iii) any amount under the Sysco Corporation 2006 Supplemental Performance Based Bonus Plan, as may be amended from time to time, and any successor plan, that is paid to a Participant by the Company with respect to a given Plan Year ending after July 1, 2006.
     2. Except as specifically amended hereby, the Plan shall remain in full force and effect as prior to this Amendment.
     IN WITNESS WHEREOF, the Company has caused this First Amendment to be executed this 12th day of September, 2006.

SYSCO CORPORATION
By:	/s/ Michael C. Nichols
	Name:	Michael C. Nichols
	Title:	Senior Vice President, General Counsel and Corporate Secretary

ATTEST:

By:	/s/ Thomas P. Kurz Title: Assistant Secretary